UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 27, 2013

Ormat Technologies, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 001-32347

Delaware (State of Incorporation)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada (Address of principal executive offices)	89511 (Zip code)

Not Applicable

 (Former name or former address, if changed since last report)

 Registrant's telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02                      Results of Operation and Financial Condition
Item 9.01                      Financial Statements and Exhibits
Signatures
Exhibit Index
Exhibit 99.1
Ex-99.1                      Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.  Results of Operations and Financial Condition.

On February 27, 2013, Ormat Technologies, Inc. (the “Company”) reported its earnings for its fourth fiscal quarter and fiscal year ended December 31, 2012.  A copy of the Company's press release containing this information is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial measures in the press release.  A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished as part of this report on Form 8-K:

99.1           Press release of the Company dated February 27, 2013 containing financial information for its fourth fiscal quarter and fiscal year ended December 31, 2012.

Safe Harbor Statement

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally relate to the Registrant’s plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends.  Actual future results may differ materially from those projected as a result of certain risks and uncertainties.  For a discussion of such risks and uncertainties, see "Risk Factors" as described in Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2012 and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2012.

These forward-looking statements are made only as of the date hereof, and the Registrant undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC. (Registrant)

By:	/s/Yehudit Bronicki
Yehudit Bronicki
Chief Executive Officer

Date:  February 27, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Registrant dated February 27, 2012